UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 29, 2021

Decarbonization Plus Acquisition Corporation III

(Exact name of registrant as specified in its charter)

Delaware	001-40284	86-1888095
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2744 Sand Hill Road, Suite 100
Menlo Park, CA		94025
(Address of principal executive offices)		(Zip Code)

(212) 993-0076

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one warrant	DCRCU	Nasdaq Capital Market
Class A common stock, par value $0.0001 per share	DCRC	Nasdaq Capital Market
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	DCRCW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

As previously announced, on June 15, 2021, Decarbonization Plus Acquisition Corporation III, a Delaware corporation (“DCRC”), DCRC Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of DCRC (“Merger Sub”), and Solid Power, Inc., a Colorado corporation (the “Company”), entered into a business combination agreement and plan of reorganization (the “Business Combination Agreement”), pursuant to which Merger Sub will be merged with and into the Company (the “Merger,” and, together with the other transactions related thereto, the “Proposed Transactions”), with the Company surviving the Merger as a wholly owned subsidiary of DCRC (the “Surviving Corporation”).

On October 25, 2021, the Company appointed Kevin Paprzycki as Chief Financial Officer. Mr. Paprzycki succeeded Stephen C. Fuhrman as the Company’s Chief Financial Officer, who transitioned to the role of Vice President, Finance. Mr. Paprzycki will continue to serve as the Chief Financial Officer of the post-combination company following the consummation of the Proposed Transactions. Prior to joining the Company, Mr. Paprzycki served as Chief Financial Officer, Treasurer and Corporate Secretary (Principal Financial Officer and Chief Accounting Officer) of Scott’s Liquid Gold-Inc.(“SLGD”) since June 2018, a member of its board of directors since 2019, and began serving as its interim co-President in April 2021. Prior to joining SLGD, Mr. Paprzycki was employed by Westmoreland Coal Company and its subsidiary, Westmoreland Resource Partners, LP, where he served as Chief Executive Officer from December 2015 to November 2017, as Westmoreland Coal Company’s Chief Financial Officer from May 2006 to December 2015 and Westmoreland Resource Partners’ Chief Financial Officer from December 2014 to July 2015. Mr. Paprzycki was also a member of each company’s board of directors.

The information set forth herein will not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Important Information for Investors and Stockholders

This communication is being made in respect of the proposed transaction involving DCRC and the Company. A full description of the terms of the transaction is provided in the registration statement on Form S-4 (File No. 333-258681) (the “Registration Statement”) filed with the SEC by DCRC. The Registration Statement includes a prospectus with respect to the combined company’s securities to be issued in connection with the business combination and a preliminary proxy statement with respect to the stockholder meeting of DCRC to vote on the business combination. Additionally, DCRC will file other relevant materials with the SEC in connection with the business combination. Copies may be obtained free of charge at the SEC’s web site at www.sec.gov. Security holders of DCRC are urged to read the proxy statement/prospectus, including all amendments and supplements thereto, and the other relevant materials when they become available before making any voting decision with respect to the proposed business combination because they will contain important information about the business combination and the parties to the business combination. After the Registration Statement is declared effective, the definitive proxy statement/prospectus included in the Registration Statement will be mailed to stockholders of DCRC as of a record date to be established for voting on the proposed business combination. Once available, stockholders will also be able to obtain a copy of the Registration Statement, including the proxy statement/prospectus, and other documents filed with the SEC without charge, by directing a request to: Decarbonization Plus Acquisition Corporation III, 2744 Sand Hill Road, Suite 100, Menlo Park, California 94025. The information contained on, or that may be accessed through, the websites referenced herein is not incorporated by reference into, and is not a part of, this filing.

Participants in the Solicitation

DCRC and the Company and their respective directors and officers may be deemed participants in the solicitation of proxies of DCRC’s stockholders in connection with the proposed business combination. Security holders may obtain more detailed information regarding the names, affiliations and interests of certain of DCRC’s executive officers and directors in the solicitation by reading DCRC’s definitive proxy statement/prospectus, which will become available after the Registration Statement has been declared effective by the SEC, DCRC’s final prospectus for its initial public offering filed with the SEC on March 25, 2021, and other relevant materials filed with the SEC in connection with the business combination when they become available. Information concerning the interests of DCRC’s participants in the solicitation, which may, in some cases, be different than those of DCRC’s stockholders generally, is set forth in the preliminary proxy statement/prospectus relating to the proposed business combination.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or constitute a solicitation of any vote or approval in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of DCRC, the Company or the combined company, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended (the “Securities Act”).

Forward-Looking Statements

The information herein includes “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, including DCRC’s or the Company’s or their management teams’ expectations, hopes, beliefs, intentions or strategies regarding the future. All statements, other than statements of present or historical fact included herein, regarding DCRC’s proposed acquisition of the Company, DCRC’s ability to consummate the transaction, the benefits of the transaction and the combined company’s future financial performance, as well as the combined company’s strategy, future operations, estimated financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used herein, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, DCRC and the Company disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date hereof. DCRC and the Company caution you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of either DCRC or the Company. In addition, DCRC cautions you that the forward-looking statements contained herein are subject to the following factors: (i) the occurrence of any event, change or other circumstances that could delay the business combination or give rise to the termination of the agreements related thereto; (ii) the outcome of any legal proceedings that may be instituted against DCRC or the Company following announcement of the transactions; (iii) the inability to complete the business combination due to the failure to obtain approval of the stockholders of DCRC, or other conditions to closing in the transaction agreement; (iv) the risk that the proposed business combination disrupts DCRC’s or the Company’s current plans and operations as a result of the announcement of the transactions; (v) the Company’s ability to realize the anticipated benefits of the business combination, which may be affected by, among other things, competition and the ability of the Company to grow and manage growth profitably following the business combination; (vi) costs related to the business combination; (vii) changes in applicable laws or regulations; (viii) rollout of the Company’s business plan and the timing of expected business milestones, (ix) the effects of competition on the Company’s business, (x) supply shortages in the materials necessary for the production of the Company’s products, (xi) risks related to original equipment manufacturers and other partners being unable or unwilling to initiate or continue business partnerships on favorable terms, (xii) the termination or reduction of government clean energy and electric vehicle incentives, (xiii) delays in the construction and operation of production facilities, (xiv) the amount of redemption requests made by DCRC’s public stockholders, (xv) changes in domestic and foreign business, market, financial, political and legal conditions, and (xvi) the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors. Should one or more of the risks or uncertainties described herein, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in DCRC’s filings with the SEC, including DCRC’s final prospectus for its initial public offering filed with the SEC on March 25, 2021, and the Registration Statement filed in connection with the business combination. DCRC’s SEC filings are available publicly on the SEC’s website at www.sec.gov.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 29, 2021

DECARBONIZATION PLUS ACQUISITION CORPORATION III
By:	/s/ Peter Haskopoulos
Name: Peter Haskopoulos
Title: Chief Financial Officer, Chief Accounting Officer and Secretary

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